Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Richard T. Hale, certify that:


1. I have reviewed this report, filed on behalf of Government Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio, a series of Cash Account Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 22, 2003                                  /s/Richard T. Hale
                                                   Richard T. Hale
                                                   Chief Executive Officer
                                                   Government Securities
                                                   Portfolio, Money Market
                                                   Portfolio, Tax-Exempt
                                                   Portfolio, a series of Cash
                                                   Account Trust



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                                             Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group




Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Charles A. Rizzo, certify that:


1. I have reviewed this report, filed on behalf of Government Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio, a series of Cash Account Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 22, 2003                                 /s/Charles A. Rizzo
                                                  Charles A. Rizzo
                                                  Chief Financial Officer
                                                  Government Securities
                                                  Portfolio, Money Market
                                                  Portfolio, Tax-Exempt
                                                  Portfolio, a series of Cash
                                                  Account Trust